                  EXHIBIT 23.1 - CONSENT OF ARTHUR ANDERSEN LLP










                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference in this S-3 Registration Statement of our report dated February 28, 1997 included in Sparta Pharmaceuticals, Inc.'s Form 10-K for the year ended December 31, 1996 and to all references to our Firm included in this Registration Statement.

                                                             Arthur Andersen LLP

Philadelphia, Pa.
April 11, 1997


                                      II-7